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                         METROPOLITAN SERIES FUND, INC.
                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                       SUPPLEMENT DATED FEBRUARY 6, 2002
                      TO THE PROSPECTUS DATED MAY 1, 2001

     The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

     On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") voted unanimously to approve, subject to shareholder approval, a proposal to reorganize the Loomis Sayles High Yield Portfolio (the "Portfolio") into the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (the "Acquiring Portfolio"). If shareholders of the Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the Acquiring Portfolio and shareholders of the Portfolio will receive shares of the Acquiring Portfolio in exchange for their shares of the Portfolio. Shareholders of the Portfolio are scheduled to vote on the proposal at a special meeting to be held on April 23, 2002. If approved on that date, the reorganization is scheduled to occur on April 29, 2002. Shareholders will be mailed information detailing the proposal on or about March 15, 2002. Until then, the operation of the Portfolio will remain unchanged.